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                                                                   EXHIBIT 10.22

                                AMENDMENT NO. 1

                                      TO

                  NETCENTER SERVICES AGREEMENT - YELLOW PAGES

                                 NO. 004552-1

This Amendment No. 1 (the "Amendment") is entered into by and between Netscape Communications Corporation, a Delaware corporation, with principal offices at 501 E. Middlefield Road, Mountain View, California 94043 ("Netscape"), and InfoSpace, a company organized under the laws of Delaware, with principal offices at 8424 154th Avenue N.E., Redmond, WA 98052 ("Licensee") and effective as of the date of execution by Netscape ("Amendment Effective Date").

WHEREAS, the parties have entered into a Yellow Pages Directory Services Agreement effective July 1, 1998 (the "Agreement"); and

WHEREAS, the parties wish to modify and supplement the provisions of such Agreement;

NOW THEREFORE, the parties, in consideration of the terms and conditions herein, agree as follows:

1.   Section 9.1(a), "Term and Termination" shall be amended to read as follows:

     "Unless sooner terminated as provided in this section, the initial term of this Agreement shall commence as of the Effective Date and shall continue through June 30, 1999; and therefore this Agreement shall automatically renew for one additional renewal term of one year in length, unless one party provides the other with 30 days written notice on or before 30 days before expiration of this Agreement.

2. Capitalized terms defined in this Agreement shall have the same meaning in this Amendment as in the Agreement.

3. Except as explicitly modified, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

4. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

5. This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to this subject matter. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representations, effective as of the Amendment
Effective Date.

NETSCAPE COMMUNICATIONS                     INFOSPACE, INC.
CORPORATION

By:  /s/ Noreen Bergin                      By:  /s/ Naveen Jain
   -----------------------------------         --------------------------------
                Signature                                 Signature

Name:   Noreen G. Bergin                    Name:  Naveen Jain
     ---------------------------------           ------------------------------

Title:  Senior Vice President               Title: President & CEO
      --------------------------------            -----------------------------

Date:   8/7/98                              Date:  8/5/98
     ---------------------------------           ------------------------------


                                   REVIEWED BY
                                   NETSCAPE LEGAL

                                   Initial [illegible]
                                          -------------

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